Exhibit 10.1
                          AGREEMENT AND PLAN OF MERGER



                                 BY AND BETWEEN

                       AMERICAN INDEPENDENT NETWORK, INC.

                                       AND

                        HISPANO TELEVISION VENTURES, INC.




                          DATED AS OF OCTOBER 15, 1999


                                 TABLE OF CONTENTS

ARTICLE I - THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.01. The Merger. . . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.02. The Closing.. . . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.03. Effective Time. . . . . . . . . . . . . . . . . . . . . . . . .   1
  Section 1.04. Effect of the Merger. . . . . . . . . . . . . . . . . . . . . .   2
  Section 1.05. Directors and Officers. . . . . . . . . . . . . . . . . . . . .   2

ARTICLE II - CONVERSION OF SECURITIES; EXCHANGE OF CERTIFICATES . . . . . . . .   2
  Section 2.01. Merger Consideration: Conversion and Cancellation of Securities   2
  Section 2.02. Certificates. . . . . . . . . . . . . . . . . . . . . . . . . .   3
  Section 2.03. Stock Transfer Books. . . . . . . . . . . . . . . . . . . . . .   4
  Section 2.04. Dissenters' Rights. . . . . . . . . . . . . . . . . . . . . . .   4

ARTICLE III - REPRESENTATIONS AND WARRANTIES OF HTV . . . . . . . . . . . . . .   5
  Section 3.01. Organization and Qualification: Subsidiaries. . . . . . . . . .   5
  Section 3.02. Articles of Incorporation and Bylaws. . . . . . . . . . . . . .   5
  Section 3.03. Capitalization. . . . . . . . . . . . . . . . . . . . . . . . .   5
  Section 3.04. Authority.. . . . . . . . . . . . . . . . . . . . . . . . . . .   6
  Section 3.05. No Conflict: Required Filings and Consents. . . . . . . . . . .   7
  Section 3.06. Permits; Compliance.. . . . . . . . . . . . . . . . . . . . . .   8
  Section 3.07. Reports; Financial Statements; Undisclosed Liabilities. . . . .   8
  Section 3.08. Absence of Certain Changes or Events. . . . . . . . . . . . . .   8
  Section 3.09. Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 3.10. Employee Benefit Plans; Labor Matters.. . . . . . . . . . . . .   9
  Section 3.11. Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .   9
  Section 3.12. Properties. . . . . . . . . . . . . . . . . . . . . . . . . . .  10
  Section 3.13. Insider Interests; Transactions with Management.. . . . . . . .  10
  Section 3.14. Contracts and Agreements. . . . . . . . . . . . . . . . . . . .  11
  Section 3.15. Brokers.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.16. Board Recommendations.. . . . . . . . . . . . . . . . . . . . .  11
  Section 3.17. Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . .  11
  Section 3.18. Due Diligence . . . . . . . . . . . . . . . . . . . . . . . . .  12

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF AIN. . . . . . . . . . . . . . .  12
  Section 4.01. Organization and Qualification; Subsidiaries. . . . . . . . . .  12
  Section 4.02. Certificate of Incorporation and Bylaws; Formation Documents. .  12
  Section 4.03. Capitalization. . . . . . . . . . . . . . . . . . . . . . . . .  12
  Section 4.04. Authority.. . . . . . . . . . . . . . . . . . . . . . . . . . .  13
  Section 4.05. No Conflict; Required Filings and Consents. . . . . . . . . . .  14
  Section 4.06. Permits; Compliance.. . . . . . . . . . . . . . . . . . . . . .  14
  Section 4.07. Reports; Financial Statements.. . . . . . . . . . . . . . . . .  14
  Section 4.08. Absence of Certain Changes or Events. . . . . . . . . . . . . .  15

                                        i

  Section 4.09. Litigation. . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 4.10. Employee Benefit Plans; Labor Matters . . . . . . . . . . . . .  16
  Section 4.11. Taxes.. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
  Section 4.12. Environmental Matters . . . . . . . . . . . . . . . . . . . . .  17
  Section 4.13. Properties. . . . . . . . . . . . . . . . . . . . . . . . . . .  17
  Section 4.14. Insider Interests; Transactions with Management . . . . . . . .  18
  Section 4.15. Contracts and Agreements. . . . . . . . . . . . . . . . . . . .  18
  Section 4.16. Brokers . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
  Section 4.17. Board Recommendations . . . . . . . . . . . . . . . . . . . . .  18
  Section 4.18. Disclosure. . . . . . . . . . . . . . . . . . . . . . . . . . .  19

ARTICLE V - COVENANTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
  Section 5.01. Affirmative Covenants . . . . . . . . . . . . . . . . . . . . .  19
  Section 5.02. Negative Covenants. . . . . . . . . . . . . . . . . . . . . . .  20
  Section 5.03. Access and Information. . . . . . . . . . . . . . . . . . . . .  21

ARTICLE VI - ADDITIONAL AGREEMENTS. . . . . . . . . . . . . . . . . . . . . . .  22
  Section 6.01. Transfer Restrictions . . . . . . . . . . . . . . . . . . . . .  22
  Section 6.02. Name Change . . . . . . . . . . . . . . . . . . . . . . . . . .  22

ARTICLE VII - CLOSING CONDITIONS. . . . . . . . . . . . . . . . . . . . . . . .  23
  Section 7.01. Additional Conditions to Obligations of AIN.. . . . . . . . . .  23
  Section 7.02. Additional Conditions to Obligations of HTV . . . . . . . . . .  24

ARTICLE VIII - TERMINATION, AMENDMENT AND WAIVER. . . . . . . . . . . . . . . .  26
  Section 8.01.Termination. . . . . . . . . . . . . . . . . . . . . . . . . . .  26
  Section 8.02. Effect of Termination; Remedies.. . . . . . . . . . . . . . . .  26
  Section 8.03. Amendment.. . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 8.04. Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 8.05. Fees and Expenses.. . . . . . . . . . . . . . . . . . . . . . .  27

ARTICLE IX - GENERAL PROVISIONS . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.01. Effectiveness of Representations, Warranties and Agreements.. .  27
  Section 9.02. Notices.. . . . . . . . . . . . . . . . . . . . . . . . . . . .  27
  Section 9.03. Certain Definitions.. . . . . . . . . . . . . . . . . . . . . .  29
  Section 9.04. Headings. . . . . . . . . . . . . . . . . . . . . . . . . . . .  29
  Section 9.05. Severability. . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.06. Entire Agreement. . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.07. Assignment. . . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.08. Parties in Interest.. . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.09. Failure or Indulgence Not Waiver; Remedies Cumulative.. . . . .  30
  Section 9.10. Governing Law.. . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.11. Counterparts. . . . . . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.12. Specific Performance. . . . . . . . . . . . . . . . . . . . . .  30
  Section 9.13. Confidentiality Agreement . . . . . . . . . . . . . . . . . . .  31

                          AGREEMENT AND PLAN OF MERGER


     This Agreement and Plan of Merger, dated as of October 15, 1999 (this "Agreement"), is by and between American Independent Network, Inc., a Delaware
 ---------
corporation  ("AIN"), and Hispano Television Ventures, Inc., a Texas corporation
               ---
("HTV").
  ---

     WHEREAS, HTV, upon the terms and subject to the conditions of this Agreement and in accordance with the General Corporation Law of the State of Delaware ("DGCL") and the Texas Business Corporation Code ("TBCA"), will merge
            ----                                              ----
with  and  into  AIN  (the  "Merger");
                             ------

     WHEREAS, the Board of Directors of HTV has determined that the Merger is advisable and is fair to, and in the best interests of, HTV and its stockholders, has approved and adopted this Agreement and the transactions contemplated hereby, and has recommended approval and adoption of this Agreement by the stockholders of HTV; and

     WHEREAS, the Board of Directors of AIN has determined that the Merger is advisable and is fair to, and in the best interests of, AIN and its stockholders, has approved and adopted this Agreement and the transactions contemplated hereby, and has recommended approval and adoption of this Agreement by the stockholders of AIN;

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth in this Agreement, the parties hereto agree as follows:

                                    ARTICLE I

                                   THE MERGER

     Section 1.01.     The Merger.  Upon the terms and subject to the conditions
                       ----------
set forth in this Agreement, and in accordance with the DGCL and the TBCA, at the Effective Time (as defined in Section 1.03 of this Agreement), HTV shall be
                                   ------------
merged with and into AIN. As a result of the Merger, the separate corporate existence of HTV shall cease and AIN shall continue as the surviving corporation of the Merger (the "Surviving Corporation").
                        ----------------------

     Section 1.02.     The Closing.  Subject to the terms and conditions of this
                       -----------
Agreement, the closing of the Merger (the "Closing") shall take place (a) at the
                                           -------
offices of Cantey & Hanger, L.L.P., 801 Cherry Street, Suite 2100, Fort Worth, Texas 76102, at 9:00 a.m., local time, on the day immediately following the day on which the last to be fulfilled or waived of the conditions set forth in
Article  VII  shall  be  fulfilled  or waived in accordance herewith (other than
-------
conditions with respect to actions the respective parties hereto will take at the Closing), or (b) at such other time, date or place as AIN and HTV may agree. The date on which the Closing occurs is hereinafter referred to as the "Closing
                                                                         -------
Date."
----

     Section  1.03.     Effective Time.  On the Closing Date, the parties hereto
                        --------------
shall cause the Merger to be consummated by filing a Certificate of Merger with the Delaware Secretary of State and Articles of Merger with the Texas Secretary of State in such forms as are required by, and executed in accordance with the relevant provisions of the DGCL and the TBCA, respectively (the date and time of the completion of such filing or such later date and time as may be specified in the Certificate of Merger and Articles of Merger as the effective time of the Merger being the "Effective Time").
                     ---------------

     Section  1.04.     Effect of the Merger.  At the Effective Time, the effect
                        --------------------
of the Merger shall be as provided in Section 259 of the DGCL and Article 5.06 of the TBCA. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time all the property, rights, privileges, powers and franchises of AIN and HTV shall vest in the Surviving Corporation, and all debts, obligations, liabilities and duties of each of AIN and HTV shall become the debts, obligations, liabilities and duties of the Surviving Corporation.


     Section 1.05.     Directors and Officers. James A. Ryffel, P. Alan Luckett,
                       ----------------------
Douglas K. Miller and Bob J. Bryant shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Certificate of Incorporation and Bylaws of the Surviving Corporation. P. Alan Luckett shall be the President and Chief Operating Officer, Douglas K. Miller shall be the Chief Financial Officer and the Treasurer, and Victoria O. Luckett shall be the Secretary of the Surviving Corporation in each case until their respective successors are duly elected or appointed and qualified.

                                   ARTICLE  II

CONVERSION  OF  SECURITIES;  EXCHANGE  OF  CERTIFICATES

     Section  2.01.     Merger  Consideration:  Conversion  and  Cancellation of
                        --------------------------------------------------------
Securities.  At  the  Effective  Time,  by  virtue of the Merger and without any
----------
action  on  the  part  of  AIN,  HTV  or the holders of any of HTV's securities:

     (a)     Subject  to  the other provisions of this Article II, each share of
                                                       ----------
common  stock, par value $.001 per share, of HTV ("HTV Common Stock") issued and
                                                   ----------------
outstanding immediately prior to the Effective Time (excluding any Dissenting Shares and any HTV Common Stock described in Section 2.01(d) of this Agreement)
                                              ---------------
shall be converted into the right to receive 1.640624949 fully paid and nonassessable share of common stock, par value $.01 per share, of AIN ("AIN
                                                                             ---
Common  Stock")  (the  "Conversion  Ratio").
-------------           -----------------

     (b) Notwithstanding the foregoing, if between the date of this Agreement and the Effective Time the outstanding shares of AIN Common Stock or HTV Common Stock shall have been changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares, the Conversion Ratio shall be correspondingly adjusted to reflect such stock dividend, subdivision, reclassification, recapitalization, split, combination or exchange of shares.

     (c)     As  a  result  of their conversion pursuant to Section 2.01(a), all
                                                            ---------------
shares of HTV Common Stock shall cease to be outstanding and shall automatically be canceled and retired. Each certificate previously evidencing HTV Common Stock outstanding immediately prior to the Effective Time (other than HTV Common Stock described in Section 2.01(d) of this Agreement and any Dissenting Shares)
                    ---------------
("Converted  Common  Stock")  shall  thereafter  represent,  subject  to Section
  ------------------------                                               -------
2.02(b)  of  this  Agreement,  the right to receive that number of shares of AIN
-------
Common Stock determined pursuant to the Conversion Ratio and, if applicable, the right to receive cash pursuant to Section 2.02(b) of this Agreement ("Merger
                                      ---------------                     ------
Consideration").  The  holders  of  certificates previously evidencing Converted
-------------
Common Stock shall cease to have any rights with respect to such Converted Common Stock except the right to receive the applicable Merger Consideration and as otherwise provided in this Agreement or by law. Such certificates previously evidencing Converted Common Stock shall be exchanged for certificates evidencing whole shares of AIN Common Stock issued in consideration therefor upon the surrender of such certificates in accordance with the provisions of Section 2.02
                                                                    ------------
of this Agreement. No fractional shares of AIN Common Stock shall be issued and, in lieu thereof, a cash payment shall be made pursuant to Section 2.02(b)
                                                                 ---------------
of  this  Agreement.

     (d) Notwithstanding any provision of this Agreement to the contrary, each share of HTV Common Stock held in the treasury of HTV immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

     (e) Each share of AIN Common Stock issued and outstanding immediately prior to the Effective Time shall remain issued and outstanding and shall thereafter represent one validly issued, fully paid and nonassessable share of common stock of the Surviving Corporation, and shall not be converted or affected by virtue of the Merger.

     (f) Notwithstanding Section 2.01(e) of this Agreement, each share of AIN Common Stock held by HTV immediately prior to the Effective Time shall be canceled and extinguished without any conversion thereof and no payment shall be made with respect thereto.

     Section  2.02.     Certificates.
                        ------------

     (a)     Surrender  of  Certificates.  As  soon as practicable following the
             ---------------------------
Effective Time, a Letter of Transmittal will be forwarded to the holders of HTV Common Stock soon after the date of this Agreement, and upon a stockholder's completion and return of the Letter of Transmittal to AIN, along with the endorsed original HTV certificates, certificates representing the number of shares of AIN Common Stock based on the Conversion Ratio set forth in Section
                                                                         -------
2.01(a)  of  this Agreement, shall be issued to such stockholder or as otherwise
-------
requested  in  the  Letter  of  Transmittal.

     (b)     No Fractional Shares.  No certificates evidencing fractional shares
             --------------------
of AIN Common Stock shall be issued upon the surrender for exchange of HTV Common Stock certificates, and such fractional share interests shall not entitle the owner thereof to any rights of a stockholder of AIN. In lieu of any such fractional shares, (i) each holder of a certificate previously evidencing HTV Common Stock, upon surrender of such certificate for exchange pursuant to this
Article  II,  shall be paid an amount in cash (without interest), rounded to the
-----------
nearest cent, determined by multiplying (A) the Closing Price multiplied by the Conversion Ratio by (B) the fractional interest to which such holder would otherwise be entitled (after taking into account all shares of HTV Common Stock held of record by such holder at the Effective Time). "Closing Price" means the
                                                        -------------
closing sales price of the AIN Common Stock on the OTCBB as reported by the Wall Street Journal on the day preceding the Closing Date as provided in Section 1.02
                                                                    ------------
hereof.

     Section  2.03.     Stock  Transfer Books.  At the Effective Time, the stock
                        ---------------------
transfer books of HTV shall be closed and there shall be no further registration of transfers of shares of HTV Common Stock thereafter on the records of HTV. If, after the Effective Time, HTV Common Stock certificates are presented to the Surviving Corporation, they shall be canceled and exchanged for the Merger Consideration, deliverable in respect thereof pursuant to this Agreement in accordance with the procedures set forth in this Article II.
                                                         -----------

     Section  2.04.     Dissenters'  Rights.
                        -------------------

     (a)     Notwithstanding  the  provision  of  Section  2.01  or  any  other
                                                  -------------
provision in this Agreement to the contrary, each share of HTV Common Stock issued and outstanding immediately prior to the Effective Time and held by stockholders who have not voted such shares in favor of the Merger or consented thereto in writing and qualify under and have complied with all of the provisions of Articles 5.11 and 5.12 of the TBCA (the "Appraisal Provisions") ("Dissenting Shares") shall not, by virtue of the Merger, be converted into the
  ------------------
right to receive the Merger Consideration but such stockholder shall be entitled to receive payment of the appraised value of such shares of HTV Common Stock or held by them in accordance with the Appraisal Provisions; provided, however,
                                                              --------  -------
that if any holder of Dissenting Shares (i) subsequently delivers a written withdrawal of his demand for appraisal rights (with the written consent of AIN if such written withdrawal is not made after the Effective Time within the time periods required by the Appraisal Provisions), or (ii) fails to perfect dissenter's rights as provided in the Appraisal Provisions, or (iii) if neither any holder of Dissenting Shares nor the Surviving Corporation has filed a petition demanding a determination of the value of Dissenting Shares within the time provided in the Appraisal Provisions, the Dissenting Shares held by such holder or holders (as the case may be) shall thereupon be deemed to have been converted into and to have become exchangeable for, as of the Effective Time, the right to receive the Merger Consideration as provided in this Agreement without any interest thereon and shall be treated for all purposes as Converted Common Stock.

     (b) HTV shall give AIN (i) prompt notice of any written demands for appraisal, withdrawal of demands for appraisal and any other instruments served pursuant to the Appraisal Provisions and (ii) the opportunity to direct all negotiations and proceedings with respect to demands for appraisal under the Appraisal Provisions. HTV agrees that prior to the Effective Time, it will not, without the prior written consent of AIN, voluntarily make or agree to make any payment with respect to, or settle or offer to settle, any such demands.

     (c) Each holder of Dissenting Shares who becomes entitled, pursuant to the Appraisal Provisions, to payment for his or its Dissenting Shares shall receive payment therefor after the Effective Time from the Surviving Corporation (but only after the amount thereof shall have been agreed upon or finally determined pursuant to such provisions) and such shares shall be canceled.

                                   ARTICLE III

                      REPRESENTATIONS AND WARRANTIES OF HTV

     HTV  hereby  represents  and  warrants  to  AIN  that:

     Section  3.01.     Organization  and Qualification: Subsidiaries.  HTV is a
                        ---------------------------------------------
corporation,  and each of HTV's subsidiaries (as such term in defined in Section
                                                                         -------
9.03  herein)  is  a  corporation,  duly organized, validly existing and in good
----
standing under the laws of the jurisdiction of its incorporation or organization, and each of HTV and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted and is qualified to do business and is in good standing in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so qualified and in good standing could not reasonably be expected to have a HTV Material Adverse Effect. The term "HTV Material Adverse Effect" as used in this Agreement shall mean any
       ------------------------------
change or effect that would be materially adverse to the financial condition, results of operations, business, or prospects of HTV and its subsidiaries, taken as a whole, at the time of such change or effect. Section 3.01 of the
                                                             ------------
Disclosure Schedule delivered by HTV to AIN concurrently with the execution of this Agreement (the "HTV Disclosure Schedule") sets forth, as of the date of
                        ------------------------
this Agreement, a true and complete list of all HTV's directly or indirectly owned subsidiaries, together with the jurisdiction of incorporation or organization of each such subsidiary and the percentage of each such subsidiary's outstanding capital stock or other equity interests owned by HTV or another subsidiary of HTV.

     Section 3.02.     Articles of Incorporation and Bylaws.  HTV has heretofore
                       ------------------------------------
furnished or made available to AIN complete and correct copies of the Articles of Incorporation and the Bylaws, in each case as amended or restated to the date hereof, of HTV and each of its subsidiaries. Neither HTV nor any of its subsidiaries is in violation of any of the provisions of its Articles of Incorporation or Bylaws.

     Section  3.03.     Capitalization.
                        --------------

     (a) The authorized capital stock of HTV consists of 50,000,000 shares of HTV Common Stock, par value $.001 per share, and 25,000,000 shares of Preferred Stock, par value $0.001 per share. At the date hereof, 21,333,334 shares of HTV Common Stock were issued and outstanding, no shares of HTV Common Stock were held by HTV in its treasury or by HTV's subsidiaries and no shares of HTV Common Stock were reserved for issuance. Each of the issued shares of capital stock of each of HTV and its subsidiaries is duly authorized, validly issued and fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, HTV or any of its subsidiaries subject to) any preemptive or similar rights created by statute, the Articles of Incorporation or Bylaws (or the equivalent organizational documents) of HTV or any of its subsidiaries, any agreement to which HTV or any of its subsidiaries is a party or is bound or applicable federal or state securities laws. All issued shares or other equity interests in the subsidiaries of HTV owned by HTV or a subsidiary of HTV are owned free and clear of all security interests, liens, claims, pledges, agreements, limitations on HTV's or such subsidiaries' voting rights, charges or other encumbrances of any nature whatsoever.

     (b) Except as set forth in Section 3.03(b) of the HTV Disclosure Schedules, no bonds, debentures, notes or other indebtedness of HTV or its subsidiaries having the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) on any matters on which stockholders may vote ("HTV Voting Debt") are issued or outstanding.
                           -----------------

     (c) There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which HTV or any of its subsidiaries is a party relating to the issued or unissued capital stock of HTV or any of its subsidiaries or obligating HTV or any of its subsidiaries to grant, issue, sell or register under federal or state securities laws any shares of capital stock, HTV Voting Debt or other equity interests of HTV or any of its subsidiaries. There are no obligations, contingent or otherwise, of HTV or any of its subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of HTV Common Stock or other capital stock of HTV or the capital stock of any subsidiary of HTV or (ii) other than advances to wholly owned subsidiaries in the ordinary course of business, to provide funds to, or to make any investment in (in the form of a loan, capital contribution or otherwise), or to provide any guarantee with respect to the obligations of, any subsidiary of HTV or any other person. Except (i) as set forth in Section 3.03(c) of the HTV Disclosure Schedule or (ii) for the
           ----------------
subsidiaries  of  HTV  set forth in Section 3.01 of the HTV Disclosure Schedule,
                                    ------------
neither HTV nor any of its subsidiaries (x) directly or indirectly owns, (y) has agreed to purchase or otherwise acquire or (z) holds any interest convertible into or exchangeable or exercisable for the capital stock or any other equity interests of any corporation, partnership, joint venture or other business association or entity. Except as set forth in Section 3.03(c) of the HTV
                                                      ---------------
Disclosure Schedule or for any agreements, arrangements or commitments between HTV and its wholly owned subsidiaries or between such wholly owned subsidiaries, there are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on, or calculated in accordance with, the revenues or earnings of HTV or any of its subsidiaries. Except as set forth in Section
                                                                         -------
3.03(c)  of  the HTV Disclosure Schedule, there are no voting trusts, proxies or
-------
other agreements or understandings to which HTV or any of its subsidiaries is a party or by which HTV or any of its subsidiaries is bound with respect to the voting of any shares of capital stock or other equity interests of HTV or any of its subsidiaries.

     Section  3.04.     Authority.  HTV  has  all  requisite corporate power and
                        ---------
authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of HTV as set forth in Section 7.01(a) of this Agreement). The
                                        ---------------
execution and delivery of this Agreement by HTV and the consummation by HTV have been duly authorized by all necessary corporate action and no other corporate proceedings on the part of HTV are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of HTV as described in Section 7.01(a) of this Agreement). This Agreement has been
                   ----------------
duly executed and delivered by HTV and, assuming the due authorization, execution and delivery hereof by AIN, constitutes the legal, valid and binding obligation of HTV, enforceable against HTV in accordance with its terms.

     Section  3.05.     No  Conflict:  Required  Filings  and  Consents.
                        -----------------------------------------------

     (a)     Except  as  disclosed  in  Section  3.05(a)  of  the HTV Disclosure
                                        ----------------
Schedule, the execution and delivery of this Agreement by HTV does not, and the performance by HTV of its obligations hereunder, including consummation of the transactions contemplated hereby, will not (i) conflict with or violate the Articles of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of HTV or any of its subsidiaries, (ii)
conflict with or violate any federal, state, foreign or local law, statute, ordinance, rule or regulation (collectively, "Laws") in effect as of the date of
                                              ----
this Agreement or any judgment, order or decree to which HTV or any of its subsidiaries is a party or by or to which any of their respective properties are bound or subject or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair any of HTV's or any of its subsidiaries' rights or alter the rights or obligations of any third party under, or give to others any rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of HTV or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which HTV or any of its subsidiaries is a party or by or to which HTV or any of its subsidiaries or any of their respective properties are bound or subject, excluding from the foregoing clause (iii) any such conflicts, violations, breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances that individually or in the aggregate could not reasonably be expected to have an HTV Material Adverse Effect. The Board of Directors of HTV has approved the Merger, this Agreement and the transactions contemplated hereby. To the best of HTV's knowledge, no other state takeover statute or similar statute or regulation applies or purports to apply to the Merger, this Agreement or any of the transactions contemplated hereby.

     (b) The execution and delivery of this Agreement by HTV does not, and the performance by HTV of its obligations hereunder, including consummation of the transactions contemplated hereby, will not, require HTV to obtain any consent, license, permit, waiver, approval, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority, federal, state, local or foreign (collectively, "Governmental
                                                                   ------------
Entities"),  except  for  (i) applicable requirements, if any, of the Securities
--------
Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and state securities or blue sky laws ("Blue Sky Laws") and (ii) the filing and
                                         -------------
recordation  of  appropriate  merger  documents  as  required  by  the  TBCA.

     Section 3.06.     Permits; Compliance.  HTV is in possession of all permits
                       -------------------
necessary to own, lease and operate its properties and to carry on its business as it is now being conducted, except where the failure to possess such permits could not reasonably be expected to have an HTV Material Adverse Effect.

     Section  3.07.     Reports;  Financial Statements; Undisclosed Liabilities.
                        -------------------------------------------------------

     (a) HTV has delivered to AIN (i) an unaudited consolidated balance sheet of HTV and its subsidiaries as of June 30, 1999 and (ii) an unaudited consolidated statement of income, stockholders' equity and cash flows for the six month period ended June 30, 1999. Such unaudited consolidated financial statements, (i) are in accordance with the books and records of HTV and its subsidiaries in all material respects and were prepared in accordance with the generally accepted accounting principles applied on a consistent basis throughout the periods involved (except (A) to the extent disclosed therein or required by changes in generally accepted accounting principles), as may be indicated in the notes thereto, and (ii) fairly present in all material respects the consolidated financial position of HTV and its subsidiaries as of the respective dates thereof and the consolidated results of operations and cash flows for the periods indicated (except, in the case of unaudited consolidated financial statements for interim periods, for the absence of footnotes and subject to adjustments, consisting only of normal, recurring accruals, necessary to present fairly such results of operations and cash flows).

     (b) Except as and to the extent set forth on the consolidated balance sheet of HTV and its subsidiaries as of June 30, 1999, including the notes thereto, neither HTV or any of its subsidiaries has any liabilities or obligations material to HTV and its subsidiaries that are not referenced on such balance sheet. Except as set forth in Section 3.07 of the HTV Disclosure
                                             -------------
Schedule, since June 30, 1999, neither HTV nor any of its subsidiaries has incurred any liabilities except for (i) liabilities or obligations incurred in the ordinary course of business and consistent with past practice which do not have an HTV Material Adverse Effect, and (ii) for professional fees and expenses incurred in connection with or as a result of the Merger.

     Section  3.08.     Absence  of  Certain  Changes  or Events.  Except as set
                        ----------------------------------------
forth  in Section  3.08 of the HTV Disclosure Schedule, since June 30, 1999, HTV
          -------------
and its subsidiaries have conducted their respective businesses only in the ordinary course and in a manner consistent with past practice and there has not been (a) any damage, destruction or loss with respect to any assets of HTV or any of its subsidiaries that, whether or not covered by insurance, would constitute an HTV Material Adverse Effect, (b) any change by HTV or its subsidiaries in their significant accounting policies, (c) except for dividends by a subsidiary of HTV to HTV or another wholly owned subsidiary of HTV, any declaration, setting aside or payment of any dividends or distributions in respect of shares of HTV Common Stock or the shares of stock of, or other equity interests in, any subsidiary of HTV or any redemption, purchase or other acquisition of any of HTV's securities or any of the securities of any subsidiary of HTV, (d) any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, performance awards (including, without limitation, the granting of stock appreciation rights or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable or to become payable to any of the directors or officers of HTV or the employees of HTV or its subsidiaries as a group, except for (i) increases in salaries or wages payable or to become payable in the ordinary course of business and consistent with past practice or (ii) the granting of stock options in the ordinary course of business to employees of HTV or its subsidiaries who are not directors or executive officers of HTV, or (e) any other HTV Material Adverse Effect.

     Section  3.09.     Litigation.  Except  as set forth in Section 3.09 of the
                        ----------                           ------------
HTV Disclosure Schedule, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of HTV, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of HTV, threatened against HTV or any of its subsidiaries or any properties or rights of HTV or any of its subsidiaries, and neither HTV nor any of its subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of HTV, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease-and-desist or other orders.

     Section  3.10.     Employee  Benefit  Plans;  Labor  Matters.
                        -----------------------------------------

     (a) HTV and its subsidiaries have no "employee benefit plan" within the meaning of Section 3.3 of the Employee Retirement Income Securities Act of 1974,
           -----------
as  amended.

     (b) There are no collective bargaining or other labor union contracts to which HTV or its subsidiaries is a party and no collective bargaining agreement is being negotiated by HTV or any of its subsidiaries. There is no pending or, to the best knowledge of HTV, threatened labor dispute, strike or work stoppage against HTV or

     Section  3.11.     Taxes.  Except  as  set forth in Section 3.11 of the HTV
                        -----                            ------------
Disclosure  Schedule:

     (a)     (i)  all  returns and reports ("Tax Returns") of or with respect to
                                             -----------
any  Tax (as defined in Section 9.03 of this Agreement) that are  required to be
                        ------------
filed on or before the date hereof by or with respect to HTV or any of its subsidiaries have been duly and timely filed, (ii) Taxes that have become due with respect to the period covered by each such Tax Return have been paid, (iii) all withholding Tax requirements imposed on or with respect to HTV or any of its subsidiaries have been satisfied in all material respects, and (iv) no penalty, interest or other charge is due with respect to the late filing of any such Tax Return or late payment of any such Tax.

     (b) There is no claim against HTV or any of its subsidiaries for any amount of Taxes, no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return of or with respect to HTV or any of its subsidiaries, and no Tax Return of or with respect to HTV or any of its subsidiaries has been, or is being, audited by the Internal Revenue Service or any state, local or other taxing authority other than those disclosed (and to which are attached copies of all audit or similar reports) in Section 3.11 of
                                                                 ------------
the  HTV  Disclosure  Schedule.

     (c) The total amounts set up as liabilities for current and deferred Taxes in the financial statements referred to in Section 3.07 of this Agreement
                                                  ------------
are sufficient to cover the payment of all Taxes, whether or not assessed or disputed, with respect to HTV and any of its subsidiaries up to and through the periods covered thereby.

     (d) Except for statutory liens for current Taxes not yet due and for Taxes being contested in good faith that have been disclosed in Section 3.10 of
                                                                 ------------
the HTV Disclosure Schedule and for which adequate provisions have been made in the financial statements referred to in Section 3.07, no liens for Taxes exist
                                          ------------
upon  the  assets  of  any  of  HTV  or  any  of  its  subsidiaries.

     (e) Neither HTV nor any of its subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (f)     Neither  HTV nor any of its subsidiaries has made an election under
Section  341(f)  of  the  Code.  Except  as disclosed in Section 3.11 of the HTV
                                                         ------------
Disclosure Schedule, neither HTV nor any of its subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under the circumstances could obligate it to make any payments that will not be deductible under Sections 162(m) or 280G of the Code.

     (g) Neither HTV nor any of its subsidiaries have taken or agreed to take any action that would create a material risk that the Merger would not qualify as a tax free reorganization under the provisions of Section 368(a)(1)(A) of the Code.

     (h) To the extent HTV's liabilities exceed the adjusted basis of its assets, AIN will be responsible to pay any related tax liability.

     Section  3.12.  Properties.     Except  as set forth in Section 3.12 of the
                     ----------                              ------------
HTV Disclosure Schedule, HTV and each of its subsidiaries has good, valid and marketable title to all properties, rights, licenses, and other assets, tangible and intangible, owned by it, including, without limitation, those listed on the Financial Statements, free and clear of all mortgages, pledges, security interests, liens, charges and other encumbrances, except liens for current taxes not yet due. Except as set forth in Section 3.12 of the HTV Disclosure
                                            -------------
Schedule, HTV and its subsidiaries' buildings, equipment, and other tangible assets are in good operating condition in all respects and are fit for use in the ordinary course of HTV's and its subsidiaries' business. HTV and each subsidiary owns or has a valid leasehold interest in all assets and properties (real or personal) necessary for the conduct of its business as possibly conducted and proposed to be conducted.

     Section  3.13.     Insider Interests; Transactions with Management.  Except
                        -----------------------------------------------
as  set  forth  in  Section  3.13  of  the  HTV Disclosure Schedule, no officer,
                    -------------
director, or employee of HTV or holder of more than five percent of HTV Common Stock currently outstanding has any interest in any property, real or personal, tangible or intangible, agreement, arrangement, or understanding, written or oral, providing for the employment of, furnishing of services by, rental or real or personal property from, or otherwise requiring payments to any such shareholder, officer, director or employee used in or pertaining to the business of HTV or any subsidiary, except for the ordinary rights of a stockholder or employee stock option holder. Except as set forth on Section 3.13 of the HTV
                                                         ------------
Disclosure Schedule, no executive officer or director of HTV or any of its subsidiaries (except in his capacity as such) has any direct or indirect material interest in (a) any competitor, customer, supplier or agent of HTV or any of its subsidiaries, or (b) any person that is a party to any contract or agreement with HTV or any of its subsidiaries.

     Section  3.14.     Contracts  and Agreements.  The contracts and agreements
                        -------------------------
listed  in  Section  3.14  of  the HTV Disclosure Schedule constitute all of the
            -------------
written and oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness) to which HTV or any of its subsidiaries is a party or by which any of their properties are bound with respect to which the obligations of or the benefits to be received by HTV or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a value in excess of $25,000 (each a "Material Contract"). Except as set forth in
                                    ------------------
Section  3.14  of  the  HTV  Disclosure  Schedule,  neither  HTV  nor any of its
-------------
subsidiaries are and, to the best knowledge of HTV, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default) under any Material Contract, and neither HTV nor any of its subsidiaries have waived any right under any Material Contract. Neither HTV nor any of its subsidiaries have received any notice of default or termination under any Material Contract and neither HTV nor any of its subsidiaries has assigned or otherwise transferred any rights under any Material Contract or any other contract, to the extent default or termination could have an HTV Material Adverse Effect.

     Section  3.15.     Brokers.   No  broker,  finder  or  investment banker is
                        -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of HTV.

     Section  3.16.     Board Recommendations.  By a unanimous vote of the Board
                        ---------------------
of Directors (which meeting was duly called and held and at which a quorum was present at all times), the Board of Directors (a) approved and adopted this Agreement, including the Merger and the other transactions contemplated hereby, and determined that the Merger is fair to the stockholders of HTV, and (b) subject to Section 6.01 hereof, resolved to recommend approval and adoption of
             ------------
this Agreement, including the Merger and the other transactions contemplated herein, by the stockholders of HTV.

     Section  3.17.     Disclosure.  No  representation  or  warranty  hereunder
                        ----------
contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

     Section  3.18.     Due  Diligence.  HTV  has  had  access to AIN's business
                        --------------
records since September 1, 1999 and has had the opportunity to conduct and will continue to conduct due diligence investigation as it deems appropriate.

                                   ARTICLE IV

                      REPRESENTATIONS AND WARRANTIES OF AIN

     AIN  hereby  represents  and  warrants  to  HTV  that:

     Section  4.01.     Organization  and Qualification; Subsidiaries.  AIN is a
                        ----------------------------------------------
corporation,  and each of AIN's subsidiaries (as such term is defined in Section
                                                                         -------
9.03  herein)  is  a  corporation  duly  organized, validly existing and in good
----
standing under the laws of the jurisdiction of its incorporation and each of AIN and its subsidiaries has all requisite corporate power and authority to own, lease and operate its properties and to conduct its business as it is now being conducted and is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing could not reasonably be expected to have a AIN Material Adverse Effect. The term "AIN
                                                                             ---
Material  Adverse  Effect"  as  used  in this Agreement shall mean any change or
-------------------------
effect that would be materially adverse to the financial condition, results of operations, business, or prospects of AIN taken as a whole, at the time of such change or effect. Section 4.01 of the Disclosure Schedule delivered by AIN to
                     ------------
HTV  concurrently  with  the  execution  of  this Agreement (the "AIN Disclosure
                                                                  --------------
Schedule")  sets  forth,  as  of the date of this Agreement, a true and complete
--------
list of all the AIN's directly or indirectly owned subsidiaries which have not been previously disclosed, together with the jurisdiction of incorporation or organization of each such subsidiary and the percentage of each such subsidiary, outstanding capital stock or other equity interests owned by AIN or another subsidiary of AIN.

     Section  4.02.     Certificate  of  Incorporation  and  Bylaws;  Formation
                        -------------------------------------------------------
Documents.  AIN  has  furnished  or  made  available to HTV complete and correct
---------
copies of the Certificate of Incorporation and Bylaws, in each case as amended or restated to the date hereof, of AIN and each of its subsidiaries. Neither AIN nor any of its subsidiaries is in violation of any of the provisions of its Certificate of Incorporation or Bylaws.

     Section  4.03.     Capitalization.
                        --------------

     (a) The authorized capital stock of AIN as of the Effective Time will consist of 20,000,000 shares of AIN Common Stock, par value $.01 per share ("AIN Common Stock") and 10,000,000 shares of preferred stock par value $1.00
 ------------------
per  share  (the  "Preferred  Stock").  Immediately prior to the Effective Time,
                   ----------------
19,007,466  shares  of  AIN  Common  Stock will be issued and outstanding (which include 11,000,000 shares issued to HTV which will be surrendered to AIN and canceled upon the Effective Time) and 42,000 shares of Series B Preferred Stock will be issued and outstanding. Except as described in this Section 4.03 or in
                                                              ------------
Section  4.03(a)  of  the AIN Disclosure Schedule, no shares of capital stock of
----------------
AIN are reserved for issuance for any other purpose. Each of the issued shares of capital stock of AIN and its subsidiaries is duly authorized, validly issued and, fully paid and nonassessable, and has not been issued in violation of (nor are any of the authorized shares of capital stock of, or other equity interests in, AIN or any of its subsidiaries subject to) any preemptive or similar rights created by statute, the Certificate of Incorporation or Bylaws of AIN or any of its subsidiaries, any agreement to which AIN is a party or is bound or applicable federal or state securities laws.

     (b) No bonds, debentures, notes or other indebtedness of AIN having the right to vote (or convertible into or exchangeable or exercisable for securities having the right to vote) on any matters on which stockholders may vote ("AIN
                                                                             ---
Voting  Debt")  are  issued  or  outstanding.
------------

     (c) There are no options, warrants or other rights (including registration rights), agreements, arrangements or commitments of any character to which AIN or any of its subsidiaries is a party relating to the issued or unissued capital stock of AIN or any of its subsidiaries or obligating AIN to grant, issue or sell any shares of capital stock, AIN Voting Debt or other equity interests of AIN or any of its subsidiaries. There are no obligations, contingent or otherwise, of AIN or any of its subsidiaries (i) to repurchase, redeem or otherwise acquire any shares of AIN Common Stock or other capital stock of AIN or the capital stock of any Subsidiary of AIN or any of its subsidiaries or (ii) other than advances to wholly owned subsidiaries in the ordinary course of business, to provide funds to, or to make any investment in (in the form of a loan, capital contribution or otherwise), or to provide any guarantee with respect to the obligations of any Subsidiary of AIN or any other person. Neither AIN nor any of its subsidiaries (x) directly or indirectly owns, (y) has agreed to purchase or otherwise acquire or (z) does not hold any interest convertible into or exchangeable or exercisable for the capital stock or any other equity interests of any corporation, partnership, joint venture or other business association or entity. There are no agreements, arrangements or commitments of any character (contingent or otherwise) pursuant to which any person is or may be entitled to receive any payment based on, or calculated in accordance with, the revenues or earnings of AIN or any of its subsidiaries.
There are no voting trusts, proxies or other agreements or understandings to which AIN or any of its subsidiaries is a party or by which AIN or any of its subsidiaries is bound with respect to the voting of any shares of capital stock or other equity interests of AIN or any of its subsidiaries.

     Section  4.04.     Authority.  AIN  has  all  requisite corporate power and
                        ---------
authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby(subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of AIN as set forth in Section 7.01(a) of this Agreement. The
                                         ---------------
execution and delivery of this Agreement by AIN and the performance by AIN of its obligations hereunder, including the consummation of the transactions contemplated hereby, have been or were duly authorized by all necessary corporate action and no other corporate proceedings on the part of AIN are necessary to authorize this Agreement or to consummate the transactions contemplated hereby (subject to, with respect to the Merger, the approval and adoption of this Agreement by the stockholders of AIN as set forth in Section
                                                                         -------
7.01(a) of this Agreement).  This Agreement has been duly executed and delivered
-------
by AIN and, assuming the due authorization, execution and delivery hereof by HTV, constitutes the legal, valid and binding obligations of AIN, enforceable against AIN in accordance with its terms.

     Section  4.05.     No  Conflict;  Required  Filings  and  Consents.
                        -----------------------------------------------

     (a) The execution and delivery of this Agreement by AIN, does not and the performance by AIN of its obligations hereunder, including consummation of the transactions contemplated hereby will not (i) conflict with or violate the Certificate of Incorporation or Bylaws, or the equivalent organizational documents, in each case as amended or restated, of AIN or any of its subsidiaries, (ii) conflict with or violate any Laws in effect as of the date of this Agreement or any judgment, order or decree to which AIN or any of its subsidiaries is a party or by or to which any of its properties are bound or subject or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or impair any of AIN's or any of its subsidiaries' rights or alter the rights or obligations  of  any  third  party  under,  or  give  to  others  any  rights of termination, amendment, acceleration or cancellation of, or require payment under, or result in the creation of a lien or encumbrance on any of the properties or assets of AIN or any of its subsidiaries pursuant to, any note, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise or other instrument or obligation to which AIN or any of its subsidiaries is a party or by or to which AIN or any of its subsidiaries or any of their respective properties are bound or subject, excluding from the foregoing clause (iii) any such conflicts, violations, breaches, defaults, events, rights of termination, amendment, acceleration or cancellation, payment obligations or liens or encumbrances that individually or in the aggregate could not reasonably be expected to have a AIN Material Adverse Effect. The Board of Directors of AIN has approved the merger, this Agreement and the transactions contemplated hereof.

     (b) The execution and delivery of this Agreement by AIN does not and the performance by AIN of its obligations hereunder, including consummation of the transactions contemplated hereby, will not, require AIN to obtain any consent, license, permit, waiver, approval, authorization or order of, or to make any filing with or notification to, any governmental or regulatory authority, federal, state, local or foreign (collectively, "Governmental
                                                                   ------------
Entities"),  except  for  (i) applicable requirements, if any, of the Securities
--------
Act, the Exchange Act, and the Blue Sky Laws and (ii) the filing and recordation of appropriate merger documents as required by the DGCL.

     Section 4.06.     Permits; Compliance.  AIN is in possession of all permits
                       -------------------
necessary to own, lease and operate its properties and to carry on its business as it is now being conducted except where the failure to possess such permits could not reasonably be expected to have a AIN Material Adverse Effect.

     Section  4.07.     Reports;  Financial  Statements.
                        -------------------------------

     (a) AIN has delivered to HTV audited financial statements for the periods ending December 31, 1997 and December 31, 1998. AIN has also delivered to HTV (i) an unaudited balance sheet of AIN as of June 30, 1999, and (ii) pro forma unaudited balance sheets and statements of income, stockholders' equity and cash flows as of June 30, 1999. Such audited and unaudited historical financial statements, including any such financial statements and schedules to be contained in AIN SEC reports (or incorporated by referenced therein) (i) are in accordance with the books and records of AIN in all material respects and have been prepared in accordance with the published rules and regulations of the SEC and generally accepted accounting principles applied on a consistent basis throughout the periods involved (except (A) to the extent disclosed therein or required by changes in generally accepted accounting principles, and (B) in the case of the unaudited financial statements, as permitted by the rules and regulations of the SEC) and (ii) fairly present in all material respects the consolidated financial position of AIN as of the respective dates thereof and the results of operations and cash flows for the periods indicated (except, in the case of unaudited financial statements for interim periods, for the absence of footnotes and subject to adjustments, consisting only of normal, recurring accruals, necessary to present fairly such results of operations and cash flows).

     (b) Except as and to the extent set forth on the unaudited balance sheet of AIN and its subsidiaries as of June 30, 1999, including the notes thereto, neither AIN or any of its subsidiaries has any liabilities or obligations material to AIN and its subsidiaries that are not referenced on such balance sheet. Except as set forth in Section 4.07 of the AIN Disclosure
                                             -------------
Schedule, since June 30, 1999, neither AIN nor any of its subsidiaries has incurred any liabilities except for (i) liabilities or obligations incurred in the ordinary course of business and consistent with past practice which do not have an AIN Material Adverse Effect, and (ii) for professional fees and expenses incurred in connection with or as a result of the Merger.

     Section  4.08.     Absence  of  Certain  Changes  or Events.  Except as set
                        ----------------------------------------
forth  in  Section  4.08  of  the AIN Disclosure Schedule, since January 1, 1999
           -------------
until August 31, 1999, AIN and its subsidiaries have conducted their respective businesses only in the ordinary course and in a manner consistent with past practice and there has not been (a) any damage, destruction or loss with respect to any assets of AIN, that, whether or not covered by insurance, would constitute a AIN Material Adverse Effect, (b) any change by AIN in its significant accounting policies, (c) except for dividends by a subsidiary of AIN to AIN or another wholly owned subsidiary of AIN, any declaration, setting aside or payment of any dividends or distributions in respect of shares of AIN Common Stock or the shares of stock of, or other equity interests in, any subsidiary of AIN or any redemption, purchase or other acquisition of any of AIN's securities or any of the securities of any subsidiary of AIN, (d) any increase in the benefits under, or the establishment or amendment of, any bonus, insurance, severance, deferred compensation, pension, retirement, profit sharing, performance awards (including, without limitation, the granting of stock appreciation rights or restricted stock awards), stock purchase or other employee benefit plan, or any increase in the compensation payable or to become payable to any of the directors or officers of AIN or the employees of AIN or its subsidiaries as a group, except for (i) increases in salaries or wages payable or to become payable in the ordinary course of business and consistent with past practice or (ii) the granting of stock options in the ordinary course of business to employees of AIN or its subsidiaries who are not directors or executive officers of AIN, or (e) any other AIN Material Adverse Effect.

     Section  4.09.     Litigation.  Except  as  set  forth  in  AIN's  audited
                        ----------
financial statements for the period ending December 31, 1998 and on Form 10Q filed with the Securities and Exchange Commission as of June 30, 1999, there is no claim, action, suit, litigation, proceeding, arbitration or, to the knowledge of AIN, investigation of any kind, at law or in equity (including actions or proceedings seeking injunctive relief), pending or, to the knowledge of AIN, threatened against AIN or any of its subsidiaries or any properties or rights of AIN or any of its subsidiaries, and neither AIN nor any of its subsidiaries is subject to any continuing order of, consent decree, settlement agreement or other similar written agreement with, or, to the knowledge of AIN, continuing investigation by, any Governmental Entity, or any judgment, order, writ, injunction, decree or award of any Governmental Entity or arbitrator, including, without limitation, cease-and-desist or other orders.

     Section  4.10.     Employee  Benefit  Plans;  Labor  Matters.
                        -----------------------------------------

     (a) AIN and its subsidiaries have no "employee benefit plan" within the meaning of Section 3.3 of the Employee Retirement Income Securities Act of 1974,
           -----------
as  amended.

     (b) There are no collective bargaining or other labor union contracts to which AIN is a party and no collective bargaining agreement is being negotiated by AIN. There is no pending or, to the best knowledge of AIN, threatened labor dispute, strike or work stoppage against the AIN.

     Section  4.11.     Taxes.  Except  as  set forth in Section 4.11 of the AIN
                        -----                            ------------
Disclosure  Schedule:

     (a) (i) all Tax Returns that are required to be filed on or before the date hereof by or with respect to AIN or any of its subsidiaries have been duly and timely filed, (ii) Taxes that have become due with respect to the period covered by each such Tax Return have been paid, (iii) all withholding Tax requirements imposed on or with respect to AIN or any of its subsidiaries have been satisfied in all material respects, and (iv) no penalty, interest or other charge is due with respect to the late filing of any such Tax Return or late payment of any such Tax .

     (b) There is no claim against AIN or any of its subsidiaries for any amount of Taxes, no assessment, deficiency or adjustment has been asserted or proposed with respect to any Tax Return of or with respect to AIN or any of its subsidiaries, and no Tax Return of or with respect to AIN has been, or is being, audited by the Internal Revenue Service or any state, local or other taxing authority other than those disclosed (and to which are attached copies of all audit or similar reports) in Section 4.11 of the AIN Disclosure Schedule.
                                  -------------

     (c) The total amounts set up as liabilities for current and deferred Taxes in the financial statements referred to in Section 4.07 of this Agreement
                                                  ------------
are sufficient to cover the payment of all Taxes, whether or not assessed or disputed, with respect to AIN or any of its subsidiaries up to and through the periods covered thereby.

     (d) Except for statutory liens for current Taxes not yet due and for Taxes being contested in good faith that have been disclosed in Section 4.11 of
                                  ------------
the AIN Disclosure Schedule and for which adequate provisions have been made in the financial statements referred to in Section 4.07, no liens for Taxes exist
                                          ------------
upon  the  assets  of  AIN  or  any  of  its  subsidiaries.


     (e) Neither AIN nor any of its subsidiaries has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     (f)     Neither  AIN nor any of its subsidiaries has made an election under
Section  341(f)  of  the  Code.  Except  as disclosed in Section 4.11 of the AIN
                                                         ------------
Disclosure Schedule, neither AIN nor any of its subsidiaries has made any payments, is obligated to make any payments, or is a party to any agreement that under the circumstances could obligate it to make any payments that will not be deductible under Sections 162(m) or 280G of the Code.

     (g) Neither AIN nor any of its subsidiaries has taken or agreed to take any action that would create a material risk that the Merger would not qualify as a tax free reorganization under the provisions of Section 368(a)(1)(A) of the Code.

     (h) Neither AIN nor any of its subsidiaries (i) has been a member of an Affiliated Group (as defined in Section 1504 of the Code) other than a group the common parent of which was AIN or (ii) has any liability for the Taxes of any person (other than AIN or any of its subsidiaries) under Treas. Reg. 1.1502-6 (or any similar provision under state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

     Section  4.12.     Environmental  Matters.
                        ----------------------

     (a) To the best knowledge of AIN all of the properties, operations and activities of AIN comply with all applicable Environmental Laws (as defined in
Section  9.03).
-------------

     (b) To the best knowledge of AIN, none of AIN, its subsidiaries or their properties and operations are subject to any existing, pending or, to the knowledge of AIN, threatened action, suit, investigation, inquiry or proceeding by or before any Governmental Authority or third party under any Environmental Law.

     (c) To the best knowledge of AIN, all notices, permits, licenses or similar authorizations, if any, required to be obtained or filed by AIN or any of its subsidiaries under any Environmental Law in connection with any aspect of the business of AIN or its subsidiaries or the AIN Properties, including without limitation those relating to the treatment, storage, disposal or release of a hazardous substance or solid waste, have been duly obtained or filed and will remain valid and in effect after the Merger, and AIN and its subsidiaries are in compliance with the terms and conditions of all such notices, permits, licenses and similar authorizations.

     Section  4.13.     Properties.  Except  as set forth in Section 4.13 of the
                        ----------                           ------------
AIN Disclosure Schedule, AIN and each of its subsidiaries has good, valid and marketable title to all properties, rights, licenses, and other assets, tangible and intangible, owned by it, including, without limitation, those listed on the Financial Statements, free and clear of all mortgages, pledges, security interests, liens, charges and other encumbrances, except liens for current taxes not yet due. Except as set forth in Section 4.13 of the AIN Disclosure
                                            -------------
Schedule, AIN and its subsidiaries' buildings, equipment, and other tangible assets are in good operating condition in all respects and are fit for use in the ordinary course of AIN's and its subsidiaries' business. AIN and each subsidiary owns or has a valid leasehold interest in all assets and properties (real or personal) necessary for the conduct of its business as possibly conducted and proposed to be conducted.

     Section  4.14.     Insider Interests; Transactions with Management.  Except
                        -----------------------------------------------
as  set  forth  in  Section  4.14  of  the  AIN Disclosure Schedule, no officer,
                    -------------
director, or employee of AIN or holder of more than five percent of AIN Common Stock currently outstanding has any interest in any property, real or personal, tangible or intangible, agreement, arrangement, or understanding, written or oral, providing for the employment of, furnishing of services by, rental or real or personal property from, or otherwise requiring payments to any such shareholder, officer, director or employee used in or pertaining to the business of AIN or any of its subsidiaries, except for the ordinary rights of a stockholder or employee stock option holder. Except as set forth on Schedule
                                                                        --------
4.14,  no  executive officer or director of AIN (except in his capacity as such)
----
has any direct or indirect material interest in (a) any competitor, customer, supplier or agent of AIN or any of its subsidiaries, or (b) any person that is a party to any contract or agreement with AIN or any of its subsidiaries.


     Section 4.15.     Contracts and Agreements.  Except as set forth in Section
                       ------------------------
4.15 of the AIN Disclosure Schedule, the contracts and agreements listed in AIN's audited financial statements for the period ending December 31, 1998 and on Form 10Q filed with the Securities and Exchange Commission as of June 30, 1999, constitute all of the written and oral contracts, commitments, leases, and other agreements (including, without limitation, promissory notes, loan agreements, and other evidences of indebtedness) to which AIN or any of its subsidiaries is a party or by which any of their properties are bound with respect to which the obligations of or the benefits to be received by AIN or any of its subsidiaries, individually or in the aggregate, could reasonably be expected to have a value in excess of $25,000 (each a "Material Contract").
                                                            -----------------
Except  as set forth in Section 4.15 of the AIN Disclosure Schedule, neither AIN
                        ------------
nor any of its subsidiaries are and, to the best knowledge of AIN, no other party thereto is in default (and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default) under any Material Contract, and neither AIN nor any of its subsidiaries have waived any right under any Material Contract. Neither AIN nor any of its subsidiaries have received any notice of default or termination under any Material Contract and neither AIN nor any of its subsidiaries has assigned or otherwise transferred any rights under any Material Contract or any other contract, to the extent default or termination could have an AIN Material Adverse Effect.

     Section  4.16.     Brokers.   No  broker,  finder  or  investment banker is
                        -------
entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of AIN.

     Section  4.17.     Board  Recommendations.  By  a  unanimous  vote  of  the
                        ----------------------
directors present at a meeting of AIN's Board of Directors (which meeting was duly called and held and at which a quorum was present at all times), the Board of Directors of AIN (a) approved and adopted this Agreement and the other transactions contemplated herein, and determined that the Merger is fair to the stockholders of AIN, and (b) resolved to recommend approval and adoption of this Agreement, including the Merger and the other transactions contemplated herein, by the stockholders of AIN.

     Section  4.18.     Disclosure.  No  representation  or  warranty  hereunder
                        ----------
contains any untrue statement of material fact or omits to state a material fact necessary in order to make the statements contained therein or herein not misleading.

                                    ARTICLE V

                                    COVENANTS

     Section  5.01.     Affirmative  Covenants.  Each  of  HTV  and  AIN  hereby
                        ----------------------
covenants and agrees that, prior to the Effective Time, unless otherwise expressly contemplated by this Agreement or consented to in writing by the other party, it will and will cause each of its subsidiaries to:

     (a) operate its business in the usual and ordinary course consistent with past practices;

     (b) use its best efforts to preserve intact its business organization, maintain its rights and franchises, retain the services of its respective officers and key employees and maintain its relationships with its respective customers and suppliers;

     (c) maintain and keep its properties and assets in as good a repair and condition as at present, ordinary wear and tear excepted, and use its best efforts to maintain supplies and inventories in quantities consistent with its customary business practices;

     (d) use its best efforts to keep in full force and effect insurance and bonds comparable in amount and scope of coverage to that currently maintained;

     (e) promptly notify the other party of (i) any material adverse change in the condition (financial or otherwise), of its business, properties, assets, liabilities or prospects of HTV and its subsidiaries or in the operation of its business or the properties and its subsidiaries, (ii) any litigation or governmental complaints, investigations or hearings (or communications indicating that the same may be contemplated) involving the party or any of its subsidiaries, (iii) the occurrence, or failure to occur, of any event, which occurrence or failure to occur would likely cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any respect when made or at any time from the date of this Agreement to the Effective Time; (iv) any failure such party to comply in any respect with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement; or (v) any other event that could reasonably be expected to result in a party Material Adverse Effect; provided, however, that no such notification
                                    --------  -------
shall affect the representations and warranties of the other party or the conditions to the obligations of the parties hereunder;

     (f) (i) file all Tax Returns required to be filed on or before the Closing Date by or with respect to it or any of its subsidiaries, (ii) include in each such Tax Return all items of income, gain, loss, deduction and credit or other items required to be included in each such Tax Return, (iii) timely pay in full all Taxes that become due pursuant to such Tax Returns, and (iv) satisfy all withholding requirements imposed on or with respect to it;

     (g) to the extent legally and contractually authorized to do so, give the other party and its attorneys and other representatives access at all reasonable times to each other's properties and to it and any the subsidiaries' records pertaining to the ownership and/or operation of each other's properties; and

     (h) cause all expenses and liabilities relating to the ownership or operation of each other's property to be paid and discharged in the ordinary course of business.

     Section  5.02.     Negative Covenants.  Except as expressly contemplated by
                        ------------------
this Agreement or otherwise consented to in writing by the other party from the date of this Agreement until the Effective Time, neither AIN, nor HTV, nor shall AIN, nor HTV permit any of its subsidiaries to do, any of the following:

     (a) (i) increase the compensation payable to or to become payable to any director; (ii) increase the compensation payable or pay bonuses to its officers or employees or any of their subsidiaries other than in the ordinary course of business and consistent with past practices; (iii) grant any severance or termination pay (other than pursuant to agreements or arrangements in effect on the date hereof) or enter into any employment or severance agreement with, any director, officer or employee; (iv) establish, adopt or enter into any employee benefit plan or arrangement; or (v) make any loans to any stockholders, officers, directors or employees or make any change in its borrowing arrangements;

     (b) declare or pay any dividend on, or make any other distribution in respect of, outstanding shares of capital stock or other equity interests;

     (c) (i) redeem, purchase or otherwise acquire any shares of its or any of its subsidiaries' capital stock or any securities or obligations convertible into or exchangeable for any shares of its or its subsidiaries' capital stock, or any options, warrants or conversion or other rights to acquire any shares of its or its subsidiaries' capital stock or any such securities or obligations,
(ii) effect any reorganization or recapitalization, or (iii) split, combine or reclassify any of its or its subsidiaries' capital stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its or its subsidiaries' capital stock; provided,
                                                                       --------
however,  that  nothing  in  this  Section  5.02  shall prohibit the merger of a
-------                            -------------
wholly-owned, direct or indirect subsidiary with and into its parent corporation;

     (d) issue (whether upon original issue or out of treasury), sell, grant, award, deliver or limit the voting rights of any shares of any class of its or its subsidiaries' capital stock, any securities convertible into or exercisable or exchangeable for any such shares, or any rights, warrants or options to acquire any such shares (except for the issuance of shares upon the exercise of outstanding stock options or warrants in accordance with their terms);

     (e) acquire or agree to acquire (whether pursuant to a definitive agreement, a non-binding letter of intent or otherwise), by merging or consolidating with, by purchasing an equity interest in or a portion of the assets of, or by any other manner, any business or any corporation, partnership, association or other business organization or division thereof, or otherwise acquire or agree to acquire any assets of any other Person (other than the purchase of assets from suppliers or vendors in the ordinary course of business and consistent with past practice);

     (f)     sell,  lease,  exchange,  mortgage,  pledge,  transfer or otherwise dispose  of  ("Transfer"),  or agree to sell, lease, exchange, mortgage, pledge,
               --------
transfer or otherwise dispose of, any of its assets or any assets of any of its subsidiaries, except for Transfers of assets in the ordinary course of business and consistent with past practice;

     (g) take or permit any action that could adversely affect or delay the ability of either party to obtain any necessary approvals of any Governmental Entities required for the transactions contemplated hereby or to perform its covenants and agreements under this Agreement;

     (h)     sell,  transfer  or  abandon  any  portion  of  its  properties;

     (i) take any action that would, or that reasonably could be expected to, result in any of the representations and warranties set forth in this Agreement becoming untrue or any of the conditions to the Merger set forth in
Article  VI  not  being  satisfied;  and

     (j)     agree  in  writing  or  otherwise  to  do  any  of  the  foregoing.

     Section  5.03.     Access  and  Information.
                        ------------------------

     (a) HTV shall, and shall cause its subsidiaries to, (i) afford to AIN and AIN's officers, directors, stockholders, employees, accountants, consultants, legal counsel, agents and other representatives (collectively, the "AIN Representatives") access during ordinary business hours and at other
 --------------------
reasonable times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of HTV and its subsidiaries and to the books and records thereof and (ii) furnish promptly to AIN and the AIN Representatives such information concerning the business, properties, contracts, records and personnel of HTV and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by AIN.

     (b) AIN shall, and shall cause its subsidiaries to, (i) afford to HTV and HTV's officers, directors, employees, accountants, consultants, legal counsel,  agents  and  other  representatives  (collectively,  the  "HTV
                                                                     ---
Representatives")  access during ordinary business hours and at other reasonable
---------------
times, upon reasonable prior notice, to the officers, employees, accountants, agents, properties, offices and other facilities of AIN and its subsidiaries and to the books and records thereof and (ii) furnish promptly to HTV and HTV Representatives such information concerning the business, properties, intellectual property assets, contracts, records and personnel of AIN and its subsidiaries (including, without limitation, financial, operating and other data and information) as may be reasonably requested, from time to time, by HTV.

     (c) No investigation by the parties hereto made heretofore or hereafter shall affect the representations and warranties of the parties that are contained herein and each such representation and warranty shall survive such investigation.

                                   ARTICLE VI

                              ADDITIONAL AGREEMENTS

     Section  6.01.     Transfer  Restrictions.  Each  of  the  HTV  Securities
                             ----------------------
Holders agrees he or it will not, directly or indirectly, during a period of 24 months, issue, sell offer or agree to sell, grant any option for the sale of, pledge, or enter into any other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Shares or otherwise dispose of any of the Shares; provided, however, subject to restrictions of applicable securities laws, the Shares in the percentages indicated below shall be free of the 24 month restriction of this Section 6.01 if and to the extent the conditions set forth below are met or in the event the Shares are publicly registered by AIN.


                    COMPANY COMMON STOCK
TIME PERIOD         TRADING PRICE FOR A           % OF SHARES
                 CONSECUTIVE 30-DAY PERIOD    FREE OF RESTRICTIONS
0-6 months. . .  $                     1.00                    10%
7-12 months . .  $                     2.00                    20%
After 12 months                         N/A                    20%
13-18            $                     3.00                    30%
After 18 months                         N/A                    30%
19-24            $                     4.00                    40%

     Section 6.02.     Name Change.   Promptly following the Effective Time, AIN
                       -----------
will  change  its  name  to  the  name  of  Hispanic  Television  Network,  Inc.

                                   ARTICLE VII

                               CLOSING CONDITIONS

     Section  7.01.     Additional  Conditions  to  Obligations  of  AIN.  The
                -------------------------------------------------
obligations of AIN to effect the Merger and the other transactions contemplated by this Agreement are subject to the satisfaction of the following conditions at or prior to the Effective Time (any or all of which may be waived by AIN in writing, in whole or in part, to the extent permitted by applicable law):

     (a)     Stockholder  Approval.  The  Merger  and  this Agreement shall have
             ---------------------
been approved by the requisite vote of the stockholders of AIN in accordance with the DGCL and AIN's Certificate of Incorporation.

     (b)     Representations  and  Warranties.  Each  of the representations and
             --------------------------------
warranties of HTV contained in this Agreement shall have been true and correct in all material respects at and as of the date made and, except as contemplated or permitted by this Agreement, at and as of the Effective Time as if made at and as of such time. AIN shall have received a certificate of the Chief Executive Officer of HTV, in his capacity as such, dated the Closing Date, to the effect that each of the representations and warranties of HTV contained in this Agreement were true and correct in all material respects as of the date made and, except as contemplated or permitted by this Agreement, at and as of the Effective Time as if made at and as of such time.

     (c)     Agreements  and Covenants.  HTV shall have performed or complied in
             -------------------------
all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it at or prior to the Effective Time. AIN shall have received a certificate of the Chief Executive Officer of HTV, in his capacity as such, dated the Closing Date, to such effect.

     (d)     Release  of  Indebtedness.  Alan P. Luckett and Bob J. Bryant shall
             -------------------------
have  executed  a  release  of the $250,000 indebtedness for the benefit of AIN.

     (e)     Consents.  All  consents,  authorizations,  orders  and  approvals
             --------
of, or filings or registrations with, any Governmental Entity required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings required under the TBCA in connection with the Merger and HTV shall have obtained all consents, authorizations, waivers and approvals required from third parties required under all material agreements and instruments by reason of the Merger and the consummation of the transactions contemplated hereby.

     (f)     No  Governmental  Proceedings  or  Litigation.  There  shall not be
             ---------------------------------------------
pending or threatened any action, proceeding, claim or counterclaim by any Governmental Entity or by any third party which seeks to or would (i) prohibit or restrict the consummation of the Merger, (ii) require the disposition of or the holding separate of any of the stock or assets of HTV or its subsidiaries or impose material limitations on the ability of AIN to control in any material respect the business, assets or operations of either AIN or HTV, or (iii) have a material adverse effect on AIN's business or materially impair the ability of HTV to perform their obligations hereunder. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States Federal or state court of competent jurisdiction, and no statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity, which (i) prohibits or restricts consummation of the Merger or the transactions contemplated hereby, (ii) requires AIN to hold separate or dispose of any of the stock or assets of HTV or its subsidiaries or imposes material limitations on the ability of AIN to control in any material respect the business, assets or operations of either AIN or HTV or (iii) has a material adverse effect on the business of AIN or on HTV and its subsidiaries or materially impairs the ability of AIN to perform its obligations hereunder.

     (g)     Analysis  from  Valuation  Consultant.  HTV  shall  have received a
             -------------------------------------
written valuation analysis of fair market value of the common equity of AIN from a valuation consultant.

     (h)     Cancellation  of  AIN  Common  Stock  Held  by HTV.  HTV shall have
             --------------------------------------------------
returned  to  AIN  the  11,000,00  shares  of AIN Common Stock for cancellation.

     Section  7.02.     Additional  Conditions  to  Obligations  of  HTV.  The
                        ------------------------------------------------
obligations of HTV to effect the Merger and the other transactions contemplated hereby are subject to the satisfaction of the following conditions at or prior to the Effective Time (any or all of which may be waived by HTV in writing, in whole or in part, to the extent permitted by applicable law):

     (a)     Approval of HTV Stockholders and Other HTV Securities Holders.  The
             -------------------------------------------------------------
Merger and this Agreement shall have been approved by the requisite vote of the stockholders of HTV in accordance with the TBCA and HTV's Articles of Incorporation and by all other HTV Securities Holders.

     (b)     Representations  and  Warranties.  Each  of the representations and
             --------------------------------
warranties of AIN contained in this Agreement shall have been true and correct in all material respects at and as of the date made and, except as contemplated or permitted by this Agreement, at and as of the Effective Time as if made at and as of such time. HTV shall have received a certificate of the Chief Executive Officer of AIN, in their capacities as such, dated as of the Effective Time, to the effect that each of the representations and warranties of AIN contained in this Agreement were true and correct in all material respects as of the date made and, except as contemplated by this Agreement, at and as of the Effective Time as if made at and as of such time.

     (c)     Agreements  and Covenants.  AIN shall have performed or complied in
             -------------------------
all material respects with all agreements and covenants required by this Agreement to be performed or complied with by them at or prior to the Effective Time. HTV shall have received a certificate of the Chief Executive Officer of AIN, in such capacities, dated the Closing Date, to that effect.

     (d)     Amendment  to Certificate of Incorporation.  The AIN Certificate of
             ------------------------------------------
Incorporation shall have been amended to increase the number of authorized shares of AIN Common Stock from 20,000,000 to 200,000,000.

     (e)     Conversion  of  HTV Notes.  All holders of the HTV Notes shall have
             -------------------------
converted their Notes into HTV Preferred Stock, and such Preferred Stock into HTV Common Stock.

     (f)     Consents.  All  consents,  authorizations, orders and approvals of,
             --------
or filings or registrations with, any Governmental Entity required in connection with the execution, delivery and performance of this Agreement shall have been obtained or made, except for filings required under the DGCL in connection with the Merger, and AIN shall have obtained all consents, authorizations, waivers and approvals required from third parties required under all material agreements and instruments by reason of the Merger and the consummation of the transactions contemplated hereby, except for such consents, authorizations, waivers and approvals where the failure to obtain such could not reasonably be expected to result in a AIN Material Adverse Effect.

     (g)     No  Governmental  Proceedings  or  Litigation.  There  shall not be
             ---------------------------------------------
pending or threatened any action, proceeding, claim or counterclaim by any Governmental Entity or by any third party that seeks to or would (i) prohibit or restrict the consummation of the Merger, (ii) require the disposition of or the holding separate of any of the stock or assets of HTV or its subsidiaries or impose material limitations on the ability of the Surviving Corporation to control in any material respect the business, assets or operations of either the Surviving Corporation or HTV, or (iii) have a material adverse effect on the Surviving Corporation's business or materially impair the ability of HTV to perform their obligations hereunder. There shall not be in effect any order, decree or injunction (whether preliminary, final or appealable) of a United States Federal or state court of competent jurisdiction, and no statute, rule or regulation shall have been enacted or promulgated by any Governmental Entity, which (i) prohibits or restricts consummation of the Merger or the transactions contemplated hereby, (ii) requires AIN to hold separate or dispose of any of the stock or assets of HTV or its subsidiaries or the Surviving Corporation or imposes material limitations on the ability of AIN to control in any material respect the business, assets or operations of either AIN or the Surviving Corporation, or (iii) has a material adverse effect on the business of AIN or on the Surviving Corporation or materially impairs the ability of AIN to perform its obligations hereunder.

     (h)     No  Adverse  Change.  There  shall  not  have occurred any material
             -------------------
adverse change in the business, results of operations or financial conditions of AIN.

                                  ARTICLE VIII

TERMINATION,  AMENDMENT  AND  WAIVER

     Section  8.01.     Termination.  This  Agreement  may be terminated and the
                        -----------
Merger hereby contemplated may be abandoned at any time notwithstanding approval of this Agreement by the stockholders of HTV and/or AIN, but prior to the Effective Time:

     (a) by mutual written consent duly authorized by the Board of Directors of AIN and the Board of Directors of HTV;

     (b) by AIN, if there has been a material breach of the representations and warranties of HTV contained in this Agreement or if HTV has failed to comply in any material respect with any of its covenants or agreements set forth in this Agreement, and HTV shall not have cured such breach or failure within ten days of receipt of written notice thereof from AIN;

     (c) by HTV, if there has been a material breach of the representations and warranties of AIN contained in this Agreement or if AIN has failed to comply in any material respect with any covenant or agreement on the part of AIN set forth in this Agreement, and AIN shall not have cured such breach or failure within ten days of receipt of written notice thereof from HTV;

     (d) by either AIN or HTV, if any court of competent jurisdiction in the United States or other United States governmental body shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting any of the transactions contemplated hereby and such order, decree, ruling or other action shall have become final and non-appealable preventing the consummation of the Merger;

     (e) by either AIN or HTV, if the Effective Time shall not have occurred on or before November 30, 1999; provided that neither HTV nor AIN shall be
                                      --------
entitled to terminate this Agreement pursuant to this paragraph if such party's material breach of this Agreement has been the cause of or resulted in the failure of the Effective Time to occur at or prior to such time; or

     (f) by either AIN or HTV, if this Agreement and the Merger shall fail to be approved and adopted by the affirmative vote of the stockholders of AIN and HTV required under the DGCL, TBCA and their respective Certificate and Articles of Incorporation.

     Section  8.02.     Effect  of  Termination;  Remedies.  In the event of the
                        ----------------------------------
termination  of  this  Agreement  pursuant to Section 8.01, this Agreement shall
                                              ------------
forthwith become void, there shall be no liability on the part of AIN or HTV or any of their respective officers or directors to the other and all rights and obligations of any party hereto shall cease, except that nothing herein shall relieve any party from its obligations with respect to any breach of this Agreement.

     Section  8.03.     Amendment.  This Agreement may be amended by HTV and AIN
                        ---------
by action taken by or on behalf of the Board of Directors of AIN, the Board of Directors of HTV at any time prior to the Effective Time; provided, however,
                                                              --------  -------
that after approval of the Merger by the stockholders of HTV or the stockholders of AIN, any such amendment shall be subject to the provisions of Section 252 of the DGCL and Section 5.03 of the TBCA. This Agreement may not be amended except by an instrument in writing signed by HTV and AIN.

     Section  8.04.     Waiver.  At  any  time  prior to the Effective Time, any
                        ------
party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other party or parties hereto, (b) waive any inaccuracies in the representations and warranties of the other party or parties contained herein or in any document delivered pursuant hereto and (c) waive compliance by the other party or parties with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby.

     Section  8.05.     Fees  and  Expenses.
                        -------------------

     (a) All fees and expenses incurred by the parties hereto shall be borne solely and entirely by the party that has incurred such fees and expenses.

                                   ARTICLE IX

                               GENERAL PROVISIONS

     Section  9.01.     Effectiveness  of  Representations,  Warranties  and
                        ----------------------------------------------------
Agreements.
----------

     (a)     Except  as  set  forth  in  Section  9.01(b) of this Agreement, the
                                         ----------------
representations, warranties, covenants and agreements of each party hereto shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any other party hereto, any person controlling any such party or any of their officers, directors, representatives or agents whether prior to or after the execution of this Agreement.

     (b) The representations and warranties in this Agreement shall terminate at the Effective Time. This Section 9.01(b) shall not limit any
                                            ----------------
covenant or agreement of the parties hereto that by its terms contemplates performance after the Effective Time.

     Section  9.02.     Notices.  All  notices and other communications given or
                        -------
made pursuant hereto shall be in writing and shall be deemed to have been duly given upon receipt, if delivered personally, sent by nationally recognized overnight courier service, mailed by registered or certified mail (postage prepaid, return receipt requested) to the parties at the following addresses ( or at such other address for a party as shall be specified by like changes of address) or sent by electronic transmission to the telecopier number specified below:

     (a)     If  to  AIN,  to:

                    American  Independent  Network,  Inc.
                    6125  Airport  Freeway,  Suite  200
                    Haltom  City,  Texas  76117
                    Attention:  Chief  Executive  Officer
                    Facsimile  No.:  (817)  222-9809

     with  copies  to:

                    Frederick  Hoelke
                    1111  Bagby,  Suite  2200
                    Houston,  Texas  77002
                    Facsimile  No.:  (713)  650-1669

                    Mr.  Dan  R.  Kirshbaum
                    Axelrod,  Smith  &  Kirshbaum
                    5300  Memorial,  Suite  700
                    Houston,  Texas  77007
                    Facsimile  No.  (713)  552-0202

     (b)     If  to  HTV,  to:

                    Hispano  Television  Ventures,  Inc.
                    6125  Airport  Freeway,  Suite  200
                    Haltom  City,  Texas  76117
                    Attention:  Alan  Dan  Luckett
                    Facsimile  No.:  (817)  222-9809

     with  copies  to:

                    Cantey  &  Hanger,  L.L.P.
                    801  Cherry  Street,  Suite  2100
                    Fort  Worth,  Texas  76102
                    Attention:  Dean  A.  Tetirick
                    Facsimile  No.:  (817)  877-2807

                    Woodcrest  Capital,  L.L.C.
                    3113  South  University  Drive,  6th  Floor
                    Fort  Worth,  Texas  76109
                    Attention:  Doug  Miller
                    Facsimile  No.:  (817)  927-1769

     Section 9.03.     Certain Definitions.  For purposes of this Agreement, the
                       -------------------
term:

     (a)     "Business day" means any day other than a day on which banks in the
              ------------
State  of  Texas  are  authorized  or  obligated  to  be  closed;

     (b)     "Control"  (including  the  terms "controlled," "controlled by" and
              -------                           ----------    -------------
"under  common control with") means the possession, directly or indirectly or as
 -----  -------------------
trustee or executor, of the power to direct or cause the direction of the management or policies of a person, whether through the ownership of stock or as trustee or executor, by contract or credit arrangement or otherwise;

     (c)     "Environmental  Laws":  any  all  laws, rules, orders, regulations,
              -------------------
statues, ordinances, guidelines, codes or decrees of the United States or any other nation, or any state, local, municipal or other Governmental Authority or other Laws (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or may at any time hereafter be in effect.

     (d)     "Knowledge"  or  "known"  shall mean, with respect to any matter in
              ---------        -----
question, the actual knowledge of an executive officer of HTV or AIN, as the case may be, of such matter after having made due and diligent inquiry with respect to such matter of all appropriate personnel of the party in question who would reasonably be expected to be familiar with the matter involved;

     (e)     "Subsidiary"  or  "subsidiaries"  of  HTV,  AIN,  the  Surviving
              ----------        ------------
Corporation or any other person, means any corporation, partnership, joint venture or other legal entity of which HTV, AIN, the Surviving Corporation or any such other Person, as the case may be (either alone or through or together with any other subsidiary), owns, directly or indirectly, 50% or more of the stock or other equity interests the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity; and

     (f)     "Tax"  or  "Taxes"  shall  mean  any  and all taxes, charges, fees,
              ---        -----
levies, assessments, duties or other amounts payable to any federal, state, local or foreign taxing authority or agency, including, without limitation, (i) income, franchise, profits, gross receipts, minimum, alternative minimum, estimated, ad valorem, value added, sales, use, service, real or personal property, capital stock, license, payroll, withholding, disability, employment, social security, workers compensation, unemployment compensation, utility, severance, excise, stamp, windfall profits, transfer and gains taxes, (ii) customs, duties, imposts, charges, levies or other similar assessments of any kind, and (iii) interest, penalties and additions to tax imposed with respect thereto.

     Section  9.04.     Headings.  The  headings contained in this Agreement are
                        --------
for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section  9.05.     Severability.  If  any  term  or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

     Section  9.06.     Entire  Agreement.  This  Agreement  (together  with the
                        -----------------
Exhibits, the HTV Disclosure Schedule and the AIN Disclosure Schedule) constitutes the entire agreement of the parties, and supersede all prior agreements and undertakings, both written and oral, among the parties, with respect to the subject matter of this Agreement.

     Section  9.07.     Assignment.  This  Agreement  shall  not  be assigned by
                        ----------
operation  of  law  or  otherwise.


     Section  9.08.     Parties  in  Interest.  This  Agreement shall be binding
                        ---------------------
upon and inure solely to the benefit of each party, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

     Section  9.09.     Failure  or  Indulgence Not Waiver; Remedies Cumulative.
                        -------------------------------------------------------
No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right.

     Section  9.10.     Governing Law.  This Agreement shall be governed by, and
                        -------------
construed in accordance with, the laws of the State of Texas, regardless of the laws that might otherwise govern under applicable principles of conflicts of law.

     Section 9.11.     Counterparts.  This Agreement may be executed in multiple
                       ------------
counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     Section 9.12.     Specific Performance.  The parties hereby acknowledge and
                       --------------------
agree that the failure of any party to this Agreement to perform the provisions in accordance with their specific terms or to otherwise breach such provisions, including its failure to take all actions as are necessary on its part to the consummation of the Merger, will cause irreparable injury to the other parties to this Agreement for which damages, even if available, will not be an adequate remedy. Accordingly, each of the parties hereto hereby consents to the issuance of injunctive relief by any court of competent jurisdiction to compel performance of any party's obligations, including an injunction to prevent breaches, and to the granting by any such court of the remedy of specific performance of the terms and conditions hereof.

     Section  9.13.     Confidentiality  Agreement.
                        --------------------------

     (a) Each party hereto agrees that all Confidential Information (as defined below) received by such party (the "Receiving Party") from the any other party hereto (the "Disclosing Party") shall be kept confidential by the receiving party and shall not be disclosed by the receiving party in any manner whatsoever; provided, however, that (i) any of such Confidential Information may be disclosed to such directors, (and, in the case of AIN, its stockholders) officers, employees, and authorized representatives (including without limitation attorneys, accountants, consultants, bankers, and financial advisors) of the receiving party (collectively, the "Receiving Party's Representatives") as need to know such information for the purpose of evaluating the Merger (it being understood that such receiving party's representatives shall be informed by the receiving party of the confidential nature of such information and shall be required to treat such information confidentially), (ii) any disclosure of Confidential Information may be made to the extent to which the disclosing party consents in writing, (iii) Confidential Information may be disclosed by the receiving party or any receiving party's representatives to the extent that, in the opinion of counsel for the receiving party or such receiving party's representatives is legally compelled to do so, provided that, prior to making such disclosure, the party being legally compelled to disclose such information advises and consults with the disclosing party regarding such disclosure and provided further that the party being legally compelled to disclose such information discloses only that portion of the Confidential Information as is legally required, and (iv) any of such Confidential Information may be disclosed to any banks or other financial institutions or other prospective investors that may provide Financing if such banks or other financial institutions or other prospective investors agree to comply with the provisions of this Section. The term "Confidential Information", as used herein, means all information (irrespective of the form of communication) obtained by or on behalf of a receiving party from a disclosing party or its representatives, other than information which (i) was or becomes generally available to the public other than as a result of disclosure by the receiving party or any receiving party's representative, (ii) was or becomes available to the receiving party on a nonconfidential basis prior to disclosure to the receiving party or its representatives, or (iii) was or becomes available to the receiving party from a source other than the disclosing party or its representatives, provided that such source is not known by the receiving party to be bound by a confidentiality agreement with the disclosing party.

     (b) If this Agreement is terminated, each receiving party shall promptly return, and shall use their reasonable best efforts to cause all receiving party representatives to promptly return, all Confidential Information to the disclosing party without retaining any copies thereof, provided that such portion of the Confidential Information as consists of notes, compilations, analyses, reports, studies, or other documents prepared by the receiving party or the receiving party's representatives shall be destroyed.


     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by their respective officers thereunto duly authorized.

                      AMERICAN  INDEPENDENT  NETWORK,  INC.


                 By:  /s/  Randy  Moseley
                      ------------------------------------
                 Name:     Randy  Moseley
                 Title:     Chief  Financial  Officer



                      HISPANO  TELEVISION  VENTURES,  INC.


                 By:  /s/  Patrick  Alan  Luckett
                     --------------------------------------
                 Name:     Patrick  Alan  Luckett
                 Title:     Chief  Executive  Officer

                                  SCHEDULE 3.01

                         ORGANIZATION AND QUALIFICATION

Subsidiaries:     ATN  Network,  Inc.,  a  Texas  corporation, is a wholly owned
------------
subsidiary of HTV. ATN is not in good standing with the Texas Comptroller's office for failing to file its franchise tax return due on May 1999.



                                 CAPITALIZATION


(b) Convertible Notes payable by HTV in the amount of $1 million are currently outstanding (the "Notes"). The Notes are convertible into HTV
Preferred  Stock.  The  Notes  will  be converted to HTV Preferred Stock and the
Preferred  Stock  into  HTV  Common  Stock  prior  to  the  Closing  Date.


                                  SCHEDULE 3.05

NO  CONFLICT:  REQUIRED  FILINGS  AND  CONSENTS

(a)     None.


                                  SCHEDULE 3.06

                               PERMITS/COMPLIANCE


None.


                                  SCHEDULE 3.07

                              FINANCIAL STATEMENTS


(b)     (1)     On  September  1,  1999  the  Company  issued  convertible notes payable by HTV in the amount of $500,000 to the same Investors involved in the May 28, 1999 transaction.

     (2) Note payable to Walt Morris with an unpaid balance of $170,000, for an 89% ownership interest in an Oklahoma television station.

                                  SCHEDULE 3.08

                      ABSENCE OF CERTAIN CHANGES OR EVENTS


None.


                                  SCHEDULE 3.09

                                   LITIGATION


None.


                                  SCHEDULE 3.11

                                      TAXES


(a) AIN Network, Inc. has not filed its franchise tax return due on May 1999. Penalties related to such failure to file may be assessed by the Texas Comptroller's Office.


                                  SCHEDULE 3.13

                              INSIDER TRANSACTIONS


1.     Employment Agreement between HTV and P. Alan Luckett, dated May 28, 1998.

2.     Consulting  Agreement between Woodcrest Capital LLC and HTV dated May 28,
1999.

                                  SCHEDULE 3.14

                            CONTRACTS AND AGREEMENTS


1. Loan Agreement, dated May 28, 1999 by and among HTV, certain Investors named therein.

2.     Security  Agreement  between  HTV,  the  Investors,  and  Woodcrest.

3.     Employment  Agreement  between  A.  Luckett  and HTV, dated May 28, 1999.


                                 SCHEDULE  4.01

                         ORGANIZATION AND QUALIFICATION


None.


                                  SCHEDULE 4.08

                      ABSENCE OF CERTAIN CHANGES OR EVENTS


None.


                                  SCHEDULE 4.09



None.

                                  SCHEDULE 4.11

                                      TAXES


None.


                                  SCHEDULE 4.14

INSIDER  INTERESTS,  TRANSACTIONS  WITH  MANAGEMENT

None.


                                  SCHEDULE 4.15

                            CONTRACTS AND AGREEMENTS


None.